Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

Allianz Multi-Strategy Funds

Prospectus

May 1, 2008

Allianz RCM Global Water Fund

Share Class

This cover is not part of the Prospectus.

Allianz Multi-Strategy Funds Prospectus

Allianz RCM Global Water Fund

May 1, 2008 Class D Shares	This prospectus describes Allianz RCM Global Water Fund, a mutual fund offered by Allianz Funds Multi-Strategy Trust (the “Trust”). The Fund provides access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and two of its investment management affiliates, RCM Capital Management LLC (“RCM”) and Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”). As of December 31, 2007, Allianz Global Fund Management and its investment management affiliates managed approximately $801.1 billion.

The Prospectus explains what you should know about the Fund before you invest. Please read it carefully. It is possible to lose money on an investment in the Fund. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Allianz RCM Global Water Fund	Ticker Symbols: AWTDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Fund	Fund Focus Equity securities of water-related companies worldwide Approximate Number of Holdings 25–50	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Characteristics and Risks of Securities and Investment Techniques—Investments in the Water-Related Resources Sector” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

2	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	Factors affecting the wider security markets also affect the value of portfolio holdings.

• Issuer Risk	Factors specific to the issuers of individual securities affect the value of portfolio holdings.

• Equity Securities Risk	The value of equity securities varies in response to actual or perceived changes in a company’s financial condition or prospects.

• Non-U.S. Investment Risk	Non-U.S. securities markets may be smaller, less liquid, less transparent and/or subject to less oversight than U.S. markets.

• Focused Investment Risk	Focusing on a limited number of issuers, sectors, industries and/or geographic regions increases risk and volatility.

• Water-Related Risk	Focused investment risk linked to economic, technological and other factors that affect the demand for or availability of useable water.

• Credit Risk	An issuer of portfolio securities or a derivatives counterparty may default on obligations.

• Currency Risk	Fluctuations in exchange rates may affect the value of portfolio securities denominated in foreign currencies.

• Derivatives Risk	Derivative instruments are subject to risks that are different from, and potentially greater than, the assets that underlie them, highlighted by their complexity and limited liquidity.

• Emerging Markets Risk	Emerging markets are less developed and subject to increased volatility and less liquidity.

• IPO Risk	Companies offered in IPOs are typically smaller and lack operating history/experience.

• Leveraging Risk	Instruments and transactions that constitute leverage also magnify gains or losses and increase volatility.

• Liquidity Risk	The lack of an active market for investments may cause delay in disposition and/or force a sale below fair value.

• Management Risk	The decisions and techniques of portfolio managers may not have the intended result.

• Smaller Company Risk	Securities issued by smaller companies may be more volatile and present increased liquidity risk.

• Turnover Risk	Asset turnover increases trading expenses and may have adverse tax effects.

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Performance Information	The Fund recently commenced operations and does not yet have a full calendar year of performance. Therefore, no performance bar chart or Average Annual Total Returns table is included for the Fund.

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Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value (“NAV”) of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Management Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Net Annual Fund Operating Expenses(4)
Class D	0.95%	0.25%	0.67%	1.87%	0.27%	1.60%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)

The Fund has adopted a plan for Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay 0.25% per year with respect to assets attributable to Class D under the plan. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of the applicable rules of the Financial Industry Regulatory Authority (“FINRA,” which was formerly the National Association of Securities Dealers, Inc.). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time that the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of FINRA.

(3)	Other Expenses include 0.27% in organizational expenses, based on estimated amounts for the Fund’s initial fiscal year ending November 30, 2008.
(4)

Net Annual Fund Operating Expenses reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed, due to the payment of organizational and certain other expenses, 1.60% for Class D shares during the Fund’s initial fiscal year ending November 30, 2008 (but not any subsequent years). Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

	Year 1	Year 3
Class D	$163	$505

*	The Examples are based on the Net Annual Fund Operating Expenses shown above.

4	Allianz Multi-Strategy Funds

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are summarized alphabetically in this section. The Fund may be subject to additional principal risks and risks other than those described below or in its Fund Summary because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money on an investment in the Fund.

Credit Risk

The Fund could lose money if the issuer or the guarantor of a fixed income security (including a security purchased with securities lending cash collateral if the Fund engages in securities lending), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Currency Risk

To the extent the Fund invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent the Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. The Fund could lose more than the principal amount invested in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Emerging Markets Risk

To the extent the Fund invests in non-U.S. securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to

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investments in emerging market countries. The Fund may also be subject to this risk if it invests in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Fund may invest in equity securities of companies that its portfolio managers believe will experience relatively rapid earnings growth (growth securities) and may also invest in equity securities of companies that its portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Because the Fund is “non-diversified” it may invest a significant portion of its assets in a relatively small number of issuers and thus may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. In addition, the Fund may be subject to increased risk to the extent it focuses its investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, when the Fund focuses its investments in a certain type of issuer (e.g., water-related technology issuers) it is particularly vulnerable to events affecting such type of issuer. Also, the Fund may have greater risk because it invests a substantial portion of its assets in a group of industries (or “sectors”), each water-related. See “Water-Related Risk” below. The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

IPO Risk

Securities purchased in initial public offerings (IPOs) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leveraging Risk

Leverage, including borrowing, will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value

6	Allianz Multi-Strategy Funds

of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of derivatives, reverse repurchase agreements, when-issued, delayed-delivery or forward commitment transactions and the investment of collateral from loans of portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction.

Liquidity Risk

The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds, like the Fund, with principal investment strategies that involve the purchase of securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. A principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Non-U.S. Investment Risk

To the extent the Fund invests in non-U.S. securities it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. To the extent that the Fund invests a significant portion of its assets in a particular currency or a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with non-U.S. investments. For example, because the Fund may invest more than 25% of its assets in particular countries, the Fund may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to the Fund’s investment in non-U.S. securities. See “Tax Consequences.”

Smaller Company Risk

The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Turnover Risk

A change in the securities held by the Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other

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transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s after-tax returns. The trading costs and possible tax effects associated with portfolio turnover would adversely affect the Fund’s performance and after-tax returns to investors.

Water-Related Risk	Because the Fund focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices, and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Fund

In addition to the risks described above, the Fund is newly formed and therefore has limited or no history for investors to evaluate. Also, it is possible that the Fund may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Fund’s performance results.

8	Allianz Multi-Strategy Funds

Management of the Fund

Investment Manager

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for the Fund. Subject to the supervision of the Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2007, the Manager and its investment management affiliates had approximately $801.1 billion in assets under management.

The Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. During the Fund’s initial fiscal year ending November 30, 2008, the Fund will pay monthly management fees to the Manager at the annual rate of 0.95% of the Fund’s average daily net assets. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Adviser in return for its services.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

A discussion regarding the basis for the approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the Fund, the sub-advisory agreement between Allianz Global Fund Management and RCM and the portfolio management agreement between RCM and AGIA with respect to the Fund will be available in the semi-annual report to shareholders for the six-month period ending May 31, 2008.

Sub-Adviser

The Manager has retained an affiliated investment management firm, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio. RCM has, in turn, retained an affiliated investment management firm, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”), to conduct the day-to-day portfolio management of the Fund. RCM and AGIA are both indirect subsidiaries of Allianz SE.

RCM is responsible for managing, either directly or through other investment advisers selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. RCM is located at 4 Embarcadero Center, San Francisco, California 94111. RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of the RCM Group, a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo. As of December 31, these affiliated entities collectively advised or managed approximately $164.5 billion, including $20.5 billion managed by RCM in San Francisco.

Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of December 31, 2007, AGIA managed approximately $28.3 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has limited experience managing U.S. registered investment companies.

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The portfolio managers and analysts of RCM and AGIA are part of the RCM Group, and they have access to and share proprietary research information developed by a team of 68 analysts strategically positioned in the RCM Group’s offices worldwide as of December 31, 2007.

The individuals at AGIA listed below share primary responsibility for managing the Fund.

Portfolio Manager	Since	Recent Professional Experience
Bozena Jankowska*	2008 (Inception)	Vice President and Head of Sustainability Research at AGIA and RCM (UK) Ltd. (“RCM (UK)”). Ms. Jankowska joined AGIA in 2006 and RCM (UK) in 2000 in her current role. She is based in London and heads the firm’s Sustainable Research team in London. She is responsible for RCM (UK)’s sustainable investment policy and strategy, and serves as lead portfolio manager of a suite of EcoTrendsSM investment products. Prior to joining RCM (UK), she worked for the construction firm John Laing Plc as their Business and Environment Adviser. She graduated from the University of Sussex with a B.Sc. (Hons) in Environmental Science and earned an M.Sc. in Environmental Technology with Distinction, from Imperial College of Science, Technology and Medicine, specializing in Business and Environment. She has 7 years of investment industry experience.

Andreas Fruschki*	2008 (Inception)	Research Associate, European Healthcare Team at AGIA and RCM (Frankfurt). Prior to joining RCM (Frankfurt) in 2005, he was a legal trainee with positions at the Berlin Supreme Court, PricewaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department. He graduated with distinction from the MBA program at the University of Western Sydney in 2005. Prior to this, he obtained his law degree from Humboldt University in Berlin, and is a juristischer Assessor (solicitor). He has 2 years of investment industry experience.

*	Individuals have joint responsibility for the day-to-day management of the Fund.

Manager/Sub-Adviser Relationship

Shareholders of the Fund have granted approval to the Manager to enter into new or amended sub-advisory agreements with respect to the Fund without obtaining shareholder approval, subject to the conditions of an exemptive order granted by the Securities and Exchange Commission (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with an affiliate of the Manager, unless that affiliate is wholly-owned by Allianz. Because RCM and AGIA are not wholly-owned by Allianz, the Exemptive Order would not currently apply to any fund, such as the Fund, that is sub-advised by RCM or AGIA. However, the Trust and the Manager may seek further exemptive or no-action relief in order to permit the Trust to rely on the terms of the Exemptive Order. If the Trust becomes able to rely on the terms of the Exemptive Order, the Manager would have the responsibility, subject to the ultimate responsibility of the Board of Trustees, to oversee the Fund’s sub-advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an affiliate of the Manager. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

12b-1 Plan for Class D Shares

The Fund has adopted a servicing plan for its Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, the Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Arrangements with Financial Service Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial advisor (collectively, “financial service firms” or “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial service firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Fund. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly

10	Allianz Multi-Strategy Funds

statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Fund under the Rule 12b-1 Plan for Class D shares described above) of the Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers for Class D shares. These payments may be material to financial service firms relative to other compensation paid by the Fund and/or the Distributor, the Manager and their affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Fund to the Trust’s transfer agents for providing similar services to other accounts. The Distributor and the Manager do not audit the financial service firms to determine whether they are providing the services for which they are receiving such payments.

In addition to the payments described above, the Distributor, the Manager and their affiliates (for purposes of this sub-section only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms through which Fund shares are sold. These additional payments are made as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other funds of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a firm’s clients have invested in the Fund and the quality of the firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Prospectus	11

Although the Fund uses financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Trust, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

Regulatory and Litigation Matters

In September 2004, Allianz Global Fund Management, PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by the Manager. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Fund. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their affiliates and employees, RCM, certain affiliated investment companies, and certain current and former trustees of the above-referenced Allianz funds have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, Allianz Global Fund Management, the Sub-Adviser and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global Fund Management’s, the Sub-Adviser’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund or on the ability of Allianz Global Fund Management, the Sub-Adviser or AGID to perform their respective contracts with respect to the Fund.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of the Fund’s Class D shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

12	Allianz Multi-Strategy Funds

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund is currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

How to Buy and Sell Shares

General Information

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Fund.

•

Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Fund.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services and related payments are described in more detail above under “Management of the Fund—Arrangements with Financial Service Firms.” Your firm may establish various minimum investment requirements for Class D shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your financial service firm for information.

Prospectus	13

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

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Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Fund, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of the Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Fund in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent for Class D shares, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-800-426-0107 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Manager each reserves the right to refuse purchases if, in the judgment of the Trust or the Manager, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Manager each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000	$100

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

14	Allianz Multi-Strategy Funds

Minimum Account Size	Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund of at least the minimum investment necessary to open the particular type of account. Accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Manager. In addition, if your balance for the Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to cause the redemption of your remaining shares and close the Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust, Allianz Funds and PIMCO Funds exceeds $50,000.

Exchanging Shares	Except as provided below or in the applicable fund’s prospectus(es), you may exchange your Class D shares of the Fund for Class D shares of any other fund of the Trust, Allianz Funds or PIMCO Funds that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Fund within 30 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to funds that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Manager to be detrimental to the Trust or the Fund. See “Abusive Trading Practices” below. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Fund will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, it is more difficult for the Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, since the Fund intends to invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high yield or other securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

Prospectus	15

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes Redemption Fees on most Fund shares redeemed or exchanged within a given period after their purchase. The purpose of Redemption Fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for the Fund to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Fund, there can be no assurance of success in this regard.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem shares of the Fund within 30 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

16	Allianz Multi-Strategy Funds

Redemption Fees

Investors in Class D shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30-day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Manager, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Limitations on Identifying Transactions Subject to the Redemption Fee.  The Fund may be limited in its ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Fund to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Due to these limitations on the assessment of the Redemption Fee, the Fund’s use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Fund, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Fund may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.  The Fund has elected not to impose the Redemption Fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

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•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);
•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;
•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;
•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;
•	redemptions and exchanges effected by other mutual funds that are sponsored by the Manager or its affiliates; and
•	otherwise as the Manager or the Trust may determine in their sole discretion.

Additionally, no Redemption Fee applies to a redemption of shares of any class of the Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.  Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant’s termination of employment; and 6) redemptions or exchanges where the application of a Redemption Fee would cause a Fund, or an asset allocation program of which a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a Redemption Fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

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Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. The Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of the Fund’s distributions to shareholders may vary from period to period.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Fund at NAV. This will be done unless you elect another option as described below.
•

Invest all distributions in Class D shares of any other fund of the Trust, Allianz Funds or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

•

Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Prospectus	19

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than 12 months and that are properly designated by the Fund as capital gains dividends (“Capital Gains Dividends”) generally will be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount generally will be taxable to you at ordinary income rates.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale of Fund shares generally will be subject to federal income tax for shareholders. When you exchange shares of the Fund for shares of another fund, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares generally will be subject to federal income tax.

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A Note on Non-U.S. Investments.  The Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be able to pass through to you a deduction or credit for Foreign taxes. The Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•

Backup Withholding.  The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose

20	Allianz Multi-Strategy Funds

all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund must rely on the professional investment judgment and skill of the Manager, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Fund’s portfolio managers’ assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio managers have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that the Fund’s portfolio managers believe are undergoing positive change and whose stock the portfolio managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Fund’s portfolio managers’ assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio managers have placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. The Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts.

Companies with Smaller Market Capitalizations

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, the Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, the Fund is subject to the additional risk of possibly having to sell portfolio securities at

Prospectus	21

disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to these risks.

Initial Public Offerings

Securities purchased in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund, if any, may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of any IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities

The Fund intends to invest a substantial portion of its assets in non-U.S. securities. The Fund considers non-U.S. securities to include the following types of equity and equity-linked securities (together, for these purposes, “non-U.S. securities”): securities of companies that derive at least 50% of their total profits or revenue from, or maintain at least 50% of their assets in, countries outside of the U.S. and that in addition are either organized or headquartered outside the U.S., have securities that are principally traded outside the U.S., or, in the case of other investment companies, invest primarily in such non-U.S. securities as defined in this paragraph. The Sub-Adviser expects that the Fund’s non-U.S. investments will primarily be traded on recognized non-U.S. securities exchanges. However, the Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in non-U.S. markets, when the Sub-Adviser believes that such securities are not publicly traded either in the U.S. or non-U.S. markets.

The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. ADRs, EDRs and GDRs are considered by the Fund to be types of equity security.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for a fund that invests in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign currency exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities

The Fund may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. “Emerging market” economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in, developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;

22	Allianz Multi-Strategy Funds

significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies

Because the Fund expects to invest a substantial portion of its assets in non-U.S. securities, it will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Foreign Currency Transactions.  The Fund may (but is not required to) enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund may also invest in a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase Fund exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

In addition, to the extent that the Fund engages in foreign currency transactions, it will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s). The Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.

Investments in the Water-Related Resources Sector

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect the water-related resource sector, and the securities of companies in that sector could react similarly to these or other developments. See “Focused Investment Risk” and “Water-Related Risk” under “Principal Risks” in this Prospectus.

As stated in the Fund Summary, under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that

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are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test above, a company is considered to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities.

Water-Related Resource Sector.  As the Fund makes significant investments in the water-related resource sector, it will be subject to the risk factors particular to that sector. The water-related resource sector can be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices, and tax and other government regulations and actions. Specifically, cyclical industries can be significantly affected by the level and volatility of commodity prices, import controls, worldwide competition, changes in consumer sentiment and spending and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Investments in water-related companies typically also expose the Fund to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies. Investing in water-related issuers from, and the water-related sector within, certain countries (particularly developing and emerging market companies) may subject the Fund to additional political and regulatory risk, such as the risk of expropriation and confiscatory taxation. Such countries may experience broad shifts in water-related regulatory policy, including substantial changes in government involvement, supervision and regulation of water-related areas of such countries’ economies.

Derivatives

The Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, the Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Fund may buy, sell or otherwise utilize include, among others, call and put option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements with respect to, among other underliers, securities, indices, interest rates and currencies. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

24	Allianz Multi-Strategy Funds

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be increased by the writing of uncovered or “naked” options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio managers of the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk of ambiguous documentation.

There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more of non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Defensive Strategies

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund may maintain a portion of its assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Prospectus	25

Fixed Income Securities

As used in this Prospectus, the term “fixed income securities” includes, but is not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Fund may invest in derivatives based on fixed income securities. Although the Fund focuses on equity and related investments, the Fund may also have significant investment exposure to fixed income securities through its investment of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

High Yield Securities

Securities rated below investment grade, i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Services (“S&P”), or unrated securities determined by the Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield” securities or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by the rating agencies may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Rule 144A Securities

Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to the Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Credit Ratings and Unrated Securities

The Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s and S&P. Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information

26	Allianz Multi-Strategy Funds

describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Manager and the Sub-Adviser do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if its Sub-Adviser determine that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event the Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If the Fund invests in floating rate debt instruments (“floaters”) or engages in credit spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. The Fund may lend portfolio securities representing up to 33 1/3% of its total assets. Collateral received from

Prospectus	27

loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. The Fund does not currently have a program in place pursuant to which it may lend portfolio securities. However, it may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

If and when the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Lending portfolio securities, as with other extensions of credit, exposes the Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned. The investment of cash received as collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. See “Principal Risks—Credit Risk” and “Principal Risks—Liquidity Risk” in this Prospectus and “Investment Objectives and Policies” in the Statement of Additional Information for more information.

Short Sales

The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid by the Manager or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. The Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings will create leveraging risk for the Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may make short-term borrowings from investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates.

Illiquid Securities

The Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. The Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions

28	Allianz Multi-Strategy Funds

in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that the Fund invests in REITs, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. As with any investment in real estate, a REIT’s performance will also depend on factors specific to that REIT, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the REIT’s management. To the extent a REIT is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Investment in Other Investment Companies

The Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of the Fund attributable to investment in investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by the Manager or its affiliates.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Funds that change sub-advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience increased portfolio turnover due to the differences between the funds’ previous and current investment objectives and policies and portfolio management strategies.

Changes in Investment Objectives and Policies

The investment objective of the Fund described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. The Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment

Prospectus	29

Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in the first paragraph of the Fund Summary unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in the Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

The Fund is newly formed and therefore has no performance history for investors to evaluate. Also, it is possible that the Fund may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s relatively small size, have a disproportionate impact on the Fund’s performance results.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure

Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets. Unless otherwise stated, if the Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, placement warrants or other structured products.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. In addition, the Fund may use GrassrootsSM Research in addition to its traditional research activities. GrassrootsSM Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM’s clients, including the Fund. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

Certain Affiliations

Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Fund, the Manager or a Sub-Adviser. The Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, together with additional information about portfolio holdings disclosure, are available in the Trust’s Statement of Additional Information. In addition, the Manager will post the Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The website will contain the Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

30	Allianz Multi-Strategy Funds

Financial Highlights

Because the Fund has recently commenced operations, financial highlights are not available.

Prospectus	31

32	Allianz Multi-Strategy Funds

Allianz Funds Multi-Strategy Trust

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Fund.

File No. 811-22167AZ695D_21054

Allianz Multi-Strategy Funds	INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

Allianz Global Investors Advisory GmbH, Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-0926

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Not part of the Prospectus

Allianz Global Investors is one of the world’s largest asset management companies with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■	PIMCO
■	NFJ Investment Group
■	Cadence Capital Management
■	RCM
■	Nicholas-Applegate
■	Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 12/31/07. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your investment advisor.

This	cover is not part of the Prospectus

AZ695D_21054